UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 11, 2019

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MNTA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2019, the Board of Directors (the “Board”) of Momenta Pharmaceuticals, Inc. (the “Company”) elected Dr. Jane Barlow as a director of the Company. Dr. Barlow was elected as a Class III director and will serve until the Company’s 2022 annual meeting of stockholders and until her successor has been duly elected and qualified or until her earlier death, resignation or removal. Dr. Barlow has been appointed to serve on the Audit and Nominating and Corporate Governance Committees of the Board.

Dr. Barlow will participate in the Company’s standard compensation program for non-employee directors, including an aggregate annual retainer of $69,500 for her service as a member of the Board and of the Audit and Nominating and Corporate Governance Committees; and an initial award of an option to purchase 50,000 shares of the Company’s common stock (the “Initial Award”). The Initial Award will (i) have an exercise price equal to the closing price per share of the Company’s common stock on the date of grant, (ii) vest and become exercisable with respect to 16,667 shares on the one year anniversary of the grant date and with respect to the remaining shares in equal quarterly installments over the following two years, subject to Dr. Barlow’s continued service to the Company through the applicable vesting date, and (iii) expire on the tenth anniversary of the grant date, subject to certain exceptions set forth in the Initial Award agreement. Dr. Barlow will also have the same right to indemnification by the Company as granted to the Company’s officers and other directors.

On December 11, 2019, Thomas P. Koestler notified the Company that he will retire from the Board, effective January 11, 2020. Mr. Koestler has served as a director since 2011 and currently serves as a member of the Compensation and Science Committees. Mr. Koestler’s retirement was not the result of any disagreement with the Company on any matter relating to the company’s operations, policies or practices.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: December 13, 2019	By:	/s/ Craig A. Wheeler
Craig A. Wheeler
President and Chief Executive Officer

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